Exhibit 99.3

DEBTOR:	Fischer Imaging Corporation	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	06-15611

Form 2-A

COVER SHEET

For Period Ended:                3/31/07

Accounting Method:	☒Accrual Basis	☐Cash Basis

THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court.
Required Document:	Submit a duplicate, with original signature, to the U. S. Trustee

Report/Document	Previously
Attached	Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	04/16/07	Print Name:	Tom H. Connolly

		Signature:	/s/ Tom H. Connolly

		Title:	President and CEO

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:            3/1/07   to            3/31/07

CASH FLOW SUMMARY

	Current
	Month		Accumulated

1. Beginning Cash Balance	$2,013,834.30	(1)	$1,138,518.57	(1)

2. Cash Receipts
Operations	0.00		474,068.12
Sale of Assets	0.00		627,875.65
Loans/advances	0.00		0.00
Other	7,639.85		340,762.40

Total Cash Receipts	$7,639.85		$1,442,706.17

3. Cash Disbursements
Operations	10,691.19		479,884.80
Debt Service/Secured loan payment	0.00		0.00
Professional fees/U.S. Trustee fees	57,946.83		94,975.57
Other	1,673.55		15,901.58

Total Cash Disbursements	$70,311.57		$590,761.95

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	(62,671.72)		851,944.22

5 Ending Cash Balance (to Form 2-C)	$1,951,162.58	(2)	$1,990,462.79	(2)

CASH BALANCE SUMMARY

		Book
	Financial Institution	Balance

Petty Cash		$0.00

DIP Operating Account	US Bank	26,768.57

DIP State Tax Account		0.00

DIP Payroll Account		0.00

Other Operating Account		0.00

Other Interest-bearing Account	US Bank	1,924,394.01

TOTAL (must agree with Ending Cash Balance above)		$1,951,162.58	(2)

(1)  Accumulated beginning cash balance is the cash available at the commencement of the case.

Current month beginning cash balance should equal the previous month’s ending balance.

(2)  All cash balances should be the same.

Rev 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                     3/1/2007 to                    3/31/2007

CASH RECEIPTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Payer	Description	Amount

See attached sheet

		Total Cash Receipts	$7,639.85	(1)

(1)  Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Rev. 10/1/04

Fischer Imaging Corp	Form 2B Cash Receipts Support
Case No. 06-15611

Date	Payer	Description	Amount

3/21/2007	Commonwealth of Kentucky	Other - tax refund	769.22
3/31/07	US Bank	Other - interest income	6,870.63

	Total Receipts		7,639.85

		Operation - Bloom rental/repair	0.00
		Operation - Parts sale	0.00
		Operation - contract services	0.00
		Operation - Bloom sale	0.00
		Sale of Assets	0.00
		Loan/Advances	0.00
		Other - vendor refund	0.00
		Other - incorrect receipt	0.00
		Other - interest income	6,870.63
		Other - tax refund	769.22
		Other - bad debt recovery	0.00
		Other - legal exp reimbursement	0.00
		Other - insurance refund	0.00

		Total Receipts	7,639.85

		Other - insurance refund	0.00

		Total Receipts	7,639.85

DEBTOR:	0 Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:                         3/1/07 to           3/31/07

CASH DISBURSEMENTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

See attached sheet

			Total Cash Disbursements	$70,311.57	(1)

(1)  Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Rev. 10/1/04

Fischer Imaging Corp	Form 2B page 3 Disbursements
Case No. 06-15611

Date	Check No.	Payer	Description	Amount
3/9/2007	100219	LDK Logistics	Operation - rent	331.20
3/9/2007	100220	Fidelity Depository	Other - services fees	112.00
3/9/2007	100221	CPT Group	Operation - contract labor	165.15
3/9/2007	100222	Byers Peak	Operation - contract labor	1,910.05
3/9/2007	100223	Davis Graham & Stubbs, LLP	Prof Fee/US Trustee	6,039.90
3/9/2007	100224	Jessop & Co	Prof Fee/US Trustee	27,731.13
3/9/2007	100225	Void - check not issued		0.00
3/9/2007	100226	Void - check not issued		0.00
3/9/2007	100227	Void - check not issued		0.00
3/9/2007	100228	Void - check not issued		0.00
3/14/2007	100229	Arizona Department of Revenue	Other - income tax	50.00
3/14/2007	100230	Ohio State Treasurer	Other - income tax	1,000.00
3/14/2007	100231	Califiornia Franchise Tax Board	Other - income tax	26.00
3/14/2007	100232	New Mexico Taxation & Rev Dept	Other - income tax	50.00
3/14/2007	100233	Utah State Tax Commission	Other - income tax	100.00
3/14/2007	100234	State Comptroller	Other - income tax	104.23
3/14/2007	100235	Wisconsin Dept. of Revenue	Other - income tax	25.00
3/21/2007	100236	Jessop & Co	Prof Fee/US Trustee	24,175.80
3/21/2007	100237	Cathy Sergo	Operation - contract labor	375.00
3/21/2007	100238	Paula Rosson	Operation - contract labor	1,125.00
3/21/2007	100239	Glenn Mueller	Operation - contract labor	650.00
3/21/2007	100240	Ohio Treasurer of State	Other - income tax	150.00
3/21/2007	100241	ADP	Operation - Investor relations	4,912.76
3/31/2007	NA	FIC - employee trust	Other - income tax	56.32
3/31/2007	100242	Corporate Office Centers	Operation - rent	1,222.03

		Total Disbursements		70,311.57

		Summary	Operation - contract labor	4,225.20
			Operation - shipping charges	0.00
			Operation - employee reimbursement	0.00
			Operation - Investor relations	4,912.76
			Operation - Director fees	0.00
			Operation - Insurance	0.00
			Operation - payroll	0.00
			Operation - phone	0.00
			Operation - rent	1,553.23
			Operation - supplies	0.00
			Debt Service	0.00
			Prof Fee/US Trustee	57,946.83
			Other - sales tax	0.00
			Other - misc employee welfare	0.00
			Other - income tax	1,561.55
			Other - incorrect receipt	0.00
			Other - services fees	112.00

			Total Disbursements	70,311.57

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:   3/31/07

		Current	Petition
		Month	Date (1)
	ASSETS
	Current Assets:
	Cash (from Form 2-B, line 5)	$1,951,162.58	$1,138,518.57
	Accounts Receivable (from Form 2-E)	209,360.80	420,608.98
	Receivable from Officers, Employees, Affiliates	0.00	0.00
	Inventory	47,173.67	397,700.99
Other Current Assets :(List)	Prepaid expenses	77,191.40	168,028.61
	Prepaid insurance ***	169,648.25	170,815.24
	Total Current Assets	2,454,536.70	2,295,672.39

	Fixed Assets:
	Land	0.00	0.00
	Building	0.00	0.00
	Equipment, Furniture and Fixtures	6,755.00	22,630.00
	Total Fixed Assets	6,755.00	22,630.00
	Less: Accumulated Depreciation	(0)	(0)
	Net Fixed Assets	6,755.00	22,630.00

Other Assets (List):	Prepaid insurance - long-term ***	688,222.03	789,348.60
	Byers Peak Deposit	0.00	11,000.00
	TOTAL ASSETS	$3,149,513.73	$3,118,650.99

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$47,970.59	$0.00
	Post-petition Accrued Profesional Fees (from Form 2-E)	126,921.27	0.00
	Post-petition Accrued Other (est. audit & 10-K prep. fees)	140,000.00	0.00
	Post-petition Taxes Payable (from Form 2-E)	10,849.61	0.00
	Post-petition Notes Payable	0.00	0.00
Other Post-petition Payable(List):	Accrued payroll	0.00	0.00
	Accrued severance	0.00	0.00
	Accrued vacation	0.00	0.00
	Total Post Petition Liabilities	325,741.47	0.00

	Pre Petition Liabilities:
	Secured Debt	0.00	0.00
	Priority Debt	10,000.00	30,159.90
	Contingent tax claims	160,275.85	163,737.58
	Unsecured Debt **	1,545,929.88	1,227,870.03
	Total Pre Petition Liabilities	1,716,205.73	1,421,767.51
	TOTAL LIABILITIES	2,041,947.20	1,421,767.51

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	49,549,089.02	49,549,089.02
	Retained Earnings - Prepetition	(47,852,205.54)	-47,852,205.54
	Retained Earnings - Post-petition	(589,316.95)	0.00
	TOTAL OWNERS’ EQUITY	1,107,566.53	1,696,883.48
	TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,149,513.73	$3,118,650.99

(1)  Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.

Rev. 10/1/04

0.00                                     0.00

**  Note that changes are caused by changes in estimates or the reduction of time related to warranties and service contracts as approved to be maintained by the court.

***  Prepaid insurance as carried in these financial statements has no recoverable value.

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-D

PROFIT AND LOSS STATEMENT

For Period                3/1/07 to              3/31/07

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0.00	$1,145,542.89
Less: Discounts, Returns and Allowances	(0.00)	(0.00)
Net Operating Revenue	$0.00	$1,145,542.89
Cost of Goods Sold	0.00	434,930.13
Gross Profit	$0.00	$710,612.76

Operating Expenses
Officer Compensation	$17,252.93	$109,505.32
Selling, General and Administrative	154,389.74	421,318.16
Rents and Leases	2,725.93	30,522.85
Depreciation, Depletion and Amortization	0.00	0.00
Other (list):		0.00
		0.00

Total Operating Expenses	$174,368.60	$561,346.33

Operating Income (Loss)	$(174,368.60)	$149,266.43

Non-Operating Income and Expenses
Other Non-Operating Expenses	$(4,604.97)	$(468,100.06)
Gains (Losses) on Sale of Assets	0.00	9,031.04
Interest Income	6,870.63	35,032.82
Interest Expense	0.00	(281.79)
Other Non-Operating Income	0.00	61,532.12
Net Non-Operating Income or (Expenses)	$2,265.66	$(362,785.87)

Reorganization Expenses
Legal and Professional Fees	$26,522.96	$320,660.85
Other Reorganization Expense	28,034.28	55,136.66

Total Reorganization Expenses	$54,557.24	$375,797.51

Net Income (Loss) Before Income Taxes	$(226,660.18)	$(589,316.95)

Federal and State Income Tax Expense (Benefit)	0.00	0.00

NET INCOME (LOSS)	$(226,660.18)	$(589,316.95)

(1)  Accumulated Totals include all revenue and expenses since the petition date.

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-E

SUPPORTING SCHEDULES

For Period:          3/1/07 to                               3/31/07

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance

Income Tax Withheld:
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00

FICA Tax Withheld	0.00	0.00	0.00			0.00
FICA Tax Withheld	0.00	0.00	0.00			0.00

Employer’s FICA Tax	0.00	0.00	0.00			0.00
Employer’s FICA Tax	0.00	0.00	0.00			0.00

Unemployment Tax
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00

Sales, Use &
Excise Taxes	0.00	0.00	0.00			0.00

Property Taxes	0.00	0.00	0.00			0.00

Accrued Income Tax:
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00
	0.00	0.00	0.00			0.00

Other Franchise	7,749.87	3,099.74	0.00			10,849.61

TOTALS	$7,749.87	$3,099.74	$0.00			$10,849.61

(1)  For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
		Amount of	Expiration	Paid
	Carrier	Coverage	Date	Through
Workers’ Compensation	Wausau Insurance Co.	$500,000	3/11/07	3/11/07	*

Commercial Package
Business Personal Property	Charter Oak Fire Ins Travelers	$1,650,000	6/1/07	6/1/07

Commercial General Liability	Charter Oak Fire Ins Travelers	$2,000,000	6/1/07	6/1/07

D&O insurance through 12/31/06 and run-off for 6 years	XL Insurance	$10,000,000	12/31/12	12/31/12

Umbrella	The Travelers Indemnity Company-Travelers	$1,000,000	6/1/07	5/1/12

Fiduciary Liability Extension Binder	Axis Reinsurance Co.	$1,000,000	9/30/12	9/30/12

ERISA Bond	Travelers Casualty & Surety Co Of America-Travelers	$75,000	5/1/07	5/1/07

* Will not be renewed.

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-E

SUPPORTING SCHEDULES

For Period:	3/1/07	to	3/31/07

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$160,000.00	$66,682.89
30 to 60 days	0.00	36,206.37
61 to 90 days	0.00	55,163.47
91 to 120 days	0.00	16,839.13
Over 120 days	7,981.09	0.00

Total Post Petition	167,981.09

Pre Petition Amounts	79,762.71

Total Accounts Receivable	$247,743.80
Less: Bad Debt Reserve	(38,383.00)
Net Accounts Receivable (to Form 2-C)	$209,360.80

	Total Post Petition
	Accounts Payable	$174,891.86

* Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

		Month-end	Current	Paid in
		Retainer	Month’s	Current	Date of	Month-end
		Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel		$28,098.97	$242,882.17	$198,826.20	9/25/2006	$44,055.97
Counsel for Unsecured Creditors’ Committee		0.00	0.00	0.00		0.00
Trustee’s Counsel		0.00	0.00	0.00		0.00
Accountant -		0.00	14,100.00	0.00		14,100.00
Accountant - EKS&H		0.00	14,960.00	11,221.25	9/25/2006	3,738.75
Other:	Davis Graham	29,017.87	71,066.45	6,039.90		65,026.55
Total		$57,116.84	$343,008.62	$216,087.35		$126,921.27

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Tom H. Connolly	President & CEO	contract fees (Feb. & March)	$17,252.93

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Rev. 10/1/04

Fischer Imaging Corp.	Accounts Receivable Listing as of March 31, 2007
Case No. 06-15611

NAME	INVOICE#	DATE	CURRENT	OVER 30	OVER 60	OVER 90	OVER 120	TOTAL
CARILION HEALTH SYSTEMS	1026761	09-Aug-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
CARILION HEALTH SYSTEMS	1026762	09-Aug-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
CARILION HEALTH SYSTEMS	1026731	10-Jul-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
COMPREHENSIVE BREAST CENTER OF	1026136	03-Mar-2006	0.00	0.00	0.00	0.00	1,816.84	1,816.84
COMPREHENSIVE BREAST CENTER OF	1024227	01-Dec-2005	0.00	0.00	0.00	0.00	2,450.52	2,450.52
COMPREHENSIVE BREAST CENTER OF	1022323	01-Sep-2005	0.00	0.00	0.00	0.00	4,950.52	4,950.52
DEPARTMENT OF VETERANS AFFAIRS	1026669	09-Jun-2006	0.00	0.00	0.00	0.00	100.00	100.00
DEPARTMENT OF VETERANS AFFAIRS	1026670	09-Jun-2006	0.00	0.00	0.00	0.00	1,750.00	1,750.00
GE MEDICAL - IRELAND	1026894	26-Oct-2006	0.00	0.00	0.00	0.00	3,144.60	3,144.60
LICKING MEMORIAL	1026085	03-Mar-2006	0.00	0.00	0.00	0.00	1,541.67	1,541.67
LONG ISLAND COLLEGE HOSPITAL	1025722	03-Feb-2006	0.00	0.00	0.00	0.00	2,772.00	2,772.00
LONG ISLAND COLLEGE HOSPITAL	1025716	03-Feb-2006	0.00	0.00	0.00	0.00	1,865.00	1,865.00
MERCY MEDICAL CENTER	1023401	26-Oct-2005	0.00	0.00	0.00	0.00	1,050.00	1,050.00
MT. SINAI HOSP/PHILIPS MEDICAL	1026841	07-Sep-2006	0.00	0.00	0.00	0.00	2,100.00	2,100.00
NEW ENGLAND MEDICAL CENTER,INC	1026549	05-May-2006	0.00	0.00	0.00	0.00	808.60	808.60
PARTNERS HEALTHCARE SYSTEM	1026887	17-Oct-2006	0.00	0.00	0.00	0.00	315.00	315.00
PARTNERS HEALTHCARE SYSTEM	1026882	17-Oct-2006	0.00	0.00	0.00	0.00	365.00	365.00
PHILIPS MEDICAL SYSTEMS	1026166	09-Mar-2006	0.00	0.00	0.00	0.00	412.39	412.39
REGIONS HOSPITAL	1026903	30-Oct-2006	0.00	0.00	0.00	0.00	1,850.00	1,850.00
RPM TECHNOLOGY INC	1022459	08-Sep-2005	0.00	0.00	0.00	0.00	47.50	47.50
RPM TECHNOLOGY INC	1016342	31-Dec-2004	0.00	0.00	0.00	0.00	60.10	60.10
RPM TECHNOLOGY INC	1016103	21-Dec-2004	0.00	0.00	0.00	0.00	38.65	38.65
RPM TECHNOLOGY INC	1014843	05-Nov-2004	0.00	0.00	0.00	0.00	6.50	6.50
RPM TECHNOLOGY INC	1014743	02-Nov-2004	0.00	0.00	0.00	0.00	24.00	24.00
RPM TECHNOLOGY INC	1014421	26-Oct-2004	0.00	0.00	0.00	0.00	576.00	576.00
RPM TECHNOLOGY INC	1014083	14-Oct-2004	0.00	0.00	0.00	0.00	325.60	325.60
RPM TECHNOLOGY INC	1010849	30-Jun-2004	0.00	0.00	0.00	0.00	1,598.60	1,598.60
SAGEBRUSH TECHNOLOGY	1026851	02-Aug-2006	0.00	0.00	0.00	0.00	83.50	83.50
ST. LUKE`S EPISCOPAL HOSPITAL	1022491	12-Sep-2005	0.00	0.00	0.00	0.00	1,400.00	1,400.00
ST. LUKE`S EPISCOPAL HOSPITAL	1022490	12-Sep-2005	0.00	0.00	0.00	0.00	1,400.00	1,400.00
ST. VINCENT`S MEDICAL CENTER	1021863	11-Aug-2005	0.00	0.00	0.00	0.00	437.00	437.00
THE SURGERY CTR/HUNTSVILLE	1025828	09-Feb-2006	0.00	0.00	0.00	0.00	453.80	453.80
UHS OF DELAWARE, INC	1026432	18-Apr-2006	0.00	0.00	0.00	0.00	1,362.06	1,362.06
VANDERBILT UNIVERSITY	1026840	07-Sep-2006	0.00	0.00	0.00	0.00	206.49	206.49
			0.00	0.00	0.00	0.00	42,514.94	42,514.94

		Pre-petition	0.00	0.00	0.00	0.00	34,533.85	34,533.85
		Post-petition	0.00	0.00	0.00	0.00	7,981.09	7,981.09
			0.00	0.00	0.00	0.00	42,514.94	42,514.94

Fischer Imaging Corporation  Case No. 06-15611

A/R Reconciliation

3/31/2007

		Pre-petition	Post petition	Total
AR Trade		34,533.85	7,981.09	42,514.94

Establish receivable for tax refunds March	04/27/2006	16,650.67		16,650.67
ST OF LOUISIANA		(756.50)		(756.50)
ST OF LA		(128.21)		(128.21)
ST OF LA		(226.41)		(226.41)
ST OF CONNECTICUT		(197.00)		(197.00)
ST OF MINNESOTA		(747.00)		(747.00)
ST OF GEORGIA		(500.00)		(500.00)
Reclass State Tax Liability to offset State Tax Receivable		(25.00)		(25.00)
ST OF MASS		(414.00)		(414.00)
OR CORP REF 32956169		(18.99)		(18.99)
NY REF 15426888		(748.00)		(748.00)
53668810-ST OF PA		(2,818.00)		(2,818.00)
Commonwealth of PA		(1,541.00)		(1,541.00)
Ecxess Refund Commonwealth of PA		1,510.00		1,510.00
ST OF INDIANA 57053336		(222.25)		(222.25)
Correct Tax Refunds Due		(2,246.55)		(2,246.55)
0237397 ST OF MISSOURI		(250.00)		(250.00)
ST OF AR 0337168		(297.00)		(297.00)
ST OF LA 336341		(87.33)		(87.33)
St of Mississippi		(30.35)		(30.35)
Commonwealth of PA		(51.00)		(51.00)
Commonwealth of Kentucky		(769.22)		(769.22)
Kodak - one camera		1,350.00		1,350.00
Record AR from Arrow per stmt	10/03/2006		1,015.30	1,015.30
Arrow allowance for bad debt			(1,015.30)	(1,015.30)
Record AR from St of La & AP to Shreveport		20,010.00		20,010.00
Record AR from St of La & AP to Shreveport		17,782.00		17,782.00

JN Properties minimum guarantee sale proceeds			160,000.00	160,000.00

Subtotal AR-GL		45,228.86	160,000.00	205,228.86

Total		79,762.71	167,981.09	247,743.80

Fischer Imaging Corp.	Aged Payables Listing as of March 31, 2007
Case No. 06-15611

VENDOR	TERMS	INVOICE	DATE	CURRENT	30 DAYS	60 DAYS	90 DAYS	TOTAL
ACCOUNTEMPS	COD	16545705	16-Aug-2006	0.00	0.00	0.00	272.00	272.00
ALL AMERICAN	NET 30	34304	21-Feb-2006	0.00	0.00	0.00	220.68	220.68
ADP, INC.	NET 7	B-537092	06-Apr-2007	566.55	0.00	0.00	0.00	566.55
COMPUTERSHARE	NET 30	107626	05-Apr-2007	295.77	0.00	0.00	0.00	295.77
COMPUTERSHARE	NET 30	112158	05-Apr-2007	295.77	0.00	0.00	0.00	295.77
BWC STATE INSURANCE FUND	COD	6653332	30-Jun-2006	0.00	0.00	0.00	966.85	966.85
BWC STATE INSURANCE FUND	COD	6813082	22-Aug-2006	0.00	0.00	0.00	10.00	10.00
CPT Group, Inc	ASKTERMS	9026	08-Mar-2007	0.00	2,135.54	0.00	0.00	2,135.54
CPT Group, Inc	ASKTERMS	884.03	05-Apr-2007	884.03	0.00	0.00	0.00	884.03
CPT Group, Inc	ASKTERMS	9046	05-Apr-2007	6,824.61	0.00	0.00	0.00	6,824.61
CPT Group, Inc	ASKTERMS	9056	05-Apr-2007	580.50	0.00	0.00	0.00	580.50
CPT Group, Inc	ASKTERMS	B-9032	05-Apr-2007	39.29	0.00	0.00	0.00	39.29
DAVIS GRAHAM & STUBBS LLP	COD	B-9/5/06 TO 11/9/06	02-Feb-2007	0.00	0.00	33,013.25	0.00	33,013.25
DAVIS GRAHAM & STUBBS LLP	COD	B-0051-A-25%	08-Mar-2007	0.00	2,013.30	0.00	0.00	2,013.30
EHRHARDT KEEFE STEINER HOTTMAN	NET 30	B-98054B	25-Oct-2006	0.00	0.00	0.00	3,125.00	3,125.00
EHRHARDT KEEFE STEINER HOTTMAN	NET 30	B-98599B	14-Nov-2006	0.00	0.00	0.00	613.75	613.75
EPSILONIUM SYSTEMS, INC.	NET 30	3464	22-Jun-2006	0.00	0.00	0.00	32.50	32.50
EPSILONIUM SYSTEMS, INC.	NET 30	3484	03-Jul-2006	0.00	0.00	0.00	32.50	32.50
EPSILONIUM SYSTEMS, INC.	NET 30	3643	28-Aug-2006	0.00	0.00	0.00	65.00	65.00
EPSILONIUM SYSTEMS, INC.	NET 30	3749	16-Oct-2006	0.00	0.00	0.00	132.50	132.50
FAEGRE & BENSON LLP		B-965077A	08-Nov-2006	0.00	0.00	0.00	3,212.25	3,212.25
FAEGRE & BENSON LLP		B-965077B	08-Nov-2006	0.00	0.00	0.00	1,070.75	1,070.75
FAEGRE & BENSON LLP		B-972176A	18-Dec-2006	0.00	0.00	0.00	922.50	922.50
FAEGRE & BENSON LLP		B-972176B	18-Dec-2006	0.00	0.00	0.00	307.50	307.50
FEDEX	NET 15	1-117-89665	14-Jul-2006	0.00	0.00	0.00	111.47	111.47
FEDEX	NET 15	118231508	18-Aug-2006	0.00	0.00	0.00	145.47	145.47
FEDEX	NET 15	119539272	25-Aug-2006	0.00	0.00	0.00	259.24	259.24
Worker Training Fund		409052	01-Nov-2006	0.00	0.00	0.00	200.78	200.78
JESSOP & COMPANY PC		B-414563B	17-Nov-2006	0.00	0.00	0.00	28.19	28.19
JESSOP & COMPANY PC		B-414979B	05-Jan-2007	0.00	0.00	0.00	1,785.81	1,785.81
JESSOP & COMPANY PC		B-414980B	05-Jan-2007	0.00	0.00	0.00	159.37	159.37
JESSOP & COMPANY PC		B-414981B	05-Jan-2007	0.00	0.00	0.00	106.00	106.00
JESSOP & COMPANY PC		B-414982B	05-Jan-2007	0.00	0.00	0.00	2,469.87	2,469.87
JESSOP & COMPANY PC		B-414983B	05-Jan-2007	0.00	0.00	0.00	9.37	9.37
JESSOP & COMPANY PC		B-414985B	05-Jan-2007	0.00	0.00	0.00	110.62	110.62
JESSOP & COMPANY PC		B-414986B	05-Jan-2007	0.00	0.00	0.00	2,232.25	2,232.25
JESSOP & COMPANY PC		B-414987B	05-Jan-2007	0.00	0.00	0.00	78.75	78.75
JESSOP & COMPANY PC		B-414988B	05-Jan-2007	0.00	0.00	0.00	139.75	139.75
JESSOP & COMPANY PC		B-414989B	05-Jan-2007	0.00	0.00	0.00	35.25	35.25
JESSOP & COMPANY PC		B-414990B	05-Jan-2007	0.00	0.00	0.00	231.37	231.37

Fischer Imaging Corp.	Aged Payables Listing as of March 31, 2007
Case No. 06-15611

VENDOR	TERMS	INVOICE	DATE	CURRENT	30 DAYS	60 DAYS	90 DAYS	TOTAL
JESSOP & COMPANY PC		B-415221-25%	02-Feb-2007	0.00	0.00	12,351.00	0.00	12,351.00
JESSOP & COMPANY PC		B-415481-25%	08-Mar-2007	0.00	7,799.25	0.00	0.00	7,799.25
JESSOP & COMPANY PC		B-415746	05-Apr-2007	12,648.04	0.00	0.00	0.00	12,648.04
JESSOP & COMPANY PC		B-415746.25	05-Apr-2007	3,873.00	0.00	0.00	0.00	3,873.00
LDK LOGISTICS, INC	NET 30	25943	05-Apr-2007	331.20	0.00	0.00	0.00	331.20
LDK LOGISTICS, INC	NET 30	26150	05-Apr-2007	331.20	0.00	0.00	0.00	331.20
MERRILL COMMUNICATIONS LLC	NET 60	539002	25-Jul-2006	0.00	0.00	0.00	505.00	505.00
MERRILL COMMUNICATIONS LLC	NET 60	545805	18-Aug-2006	0.00	0.00	0.00	360.00	360.00
MERRILL COMMUNICATIONS LLC	NET 60	556580	31-Aug-2006	0.00	0.00	0.00	2,515.00	2,515.00
MERRILL COMMUNICATIONS LLC	NET 60	616480	05-Apr-2007	525.00	0.00	0.00	0.00	525.00
MERRILL COMMUNICATIONS LLC	NET 60	619634	05-Apr-2007	355.00	0.00	0.00	0.00	355.00
MISSISSIPPI STATE DEPT. HEALTH	COD	99A068 1/03/06	06-Jan-2006	0.00	0.00	0.00	250.00	250.00
North Mississippi Med Center		06302006	30-Jun-2006	0.00	0.00	0.00	492.98	492.98
Patrick C. Giefer		B-04082007	12-Apr-2007	11,880.00	0.00	0.00	0.00	11,880.00
Dept of Labor and Industries	COD	0423322	19-Sep-2006	0.00	0.00	0.00	30.71	30.71
Connolly, Rosania & Lofstedt		B-04112007	10-Apr-2007	17,252.93	0.00	0.00	0.00	17,252.93
XO COMMUNICATIONS	NET 30	0213981410	08-Mar-2007	0.00	158.28	0.00	0.00	158.28
		Total		56,682.89	12,106.37	45,364.25	23,241.03	137,394.54

		Pre-petition		0.00	0.00	200.78	6,401.90	6,602.68
		Post-petition		56,682.89	12,106.37	45,163.47	16,839.13	130,791.86
				56,682.89	12,106.37	45,364.25	23,241.03	137,394.54

Fischer Imaging Corporation  Case No. 06-15611

Accounts Payable Reconciliation

March 31, 2007

	Pre-petition	Post petition	Total
AP Trade	(6,602.68)	(130,791.86)	(137,394.54)
offsets AP trade acct	(185.67)		(185.67)
	(6,788.35)	(130,791.86)	(137,580.21)

AP-GL:
Accrue California sales tax estimate	(20,000.00)		(20,000.00)
Health ins terminal liability	(7,895.00)		(7,895.00)
Accrue liability for copier - Xerox	(15,410.56)		(15,410.56)
record GWL for Sept	230.76		230.76
Record GWL for Oct pd in Nov	812.81		812.81
Record AR from St of La & AP to Shreveport	(20,010.00)		(20,010.00)
Record AR from St of La & AP to Shreveport	(17,782.00)		(17,782.00)
			0.00
Adjust GWL	615.35		615.35
Accrue Davis Graham - Jan 07		(10,000.00)	(10,000.00)
Accrue Davis Graham - Feb 07		(10,000.00)	(10,000.00)
Accrue Davis Graham - March 07		(10,000.00)	(10,000.00)
Accrue Gordan, Hughes & Banks		(14,100.00)	(14,100.00)
			0.00

			0.00
AP-GL	(79,438.64)	(44,100.00)	(123,538.64)

Total AP	(86,226.99)	(174,891.86)	(261,118.85)

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended:	03/31/07

		Cash	Quarterly			Date
Month	Year	Disbursements **	Fee Due		Check No.	Paid

January	2007	$88,249.15
February	2007	56,961.73
March	2007	70,311.57

TOTAL 1st Quarter		$215,522.45	$1,250.00

April		$0.00
May		0.00
June		0.00

TOTAL 2nd Quarter		$0.00	$

July	2006	$0.00
August	2006	0.00
September	2006	87,332.04

TOTAL 3rd Quarter		$87,332.04	$750.00		100049	11/20/06
			500	***	100168	01/09/07
October	2006	$113,248.44
November	2006	135,444.80
December	2006	96,175.95

TOTAL 4th Quarter		$344,869.19	$3,750.00		100193	1/31/07

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	250	$300,000 to $999,999	3750
$15,000 to $74,999	500	$1,000,000 to $1,999,999	5000
$75,000 to $149,999	750	$2,000,000 to $2,999,999	7500
$150,000 to $224,999	1250	$3,000,000 to $4,999,999	8000
$225,000 to $299,999	1500	$5,000,000 and above	10000

*       This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**    Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

***  We were sent a bill and paid it despite the belief it is not owed.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

Rev. 10/1/04

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-G

NARRATIVE

For Period Ending               3/31/07

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

 During March, 2007, the Debtor served its plan and disclosure statement, soliciting from creditors votes in favor of the proposed liquidating plan.  The ballots are due on April 16, 2007, as well as any objections to the plan an disclosure statement.

 Philips Medical Systems filed claims against the Debtor in the aggregate amount of $3,737,000.  Over the course of the last several months, the Debtor and Philips negotiated a settlement of these claims, in which the parties agreed on a total amount of $1,125,000 in full and final settlement.  The Debtor filed a Motion to approve this settlement on March 13, 2007.

 The Debtor also filed objections to the claims - or in the alternative, motion to estimate claims - of Louis Rivelli and Stephen Burke, former officers/directors of the Debtor.  These individuals had filed claims for possible incurred but not reimbursed costs of defense in connection with an ongoing lawsuit by the Securities and Exchange Commission.  Mr. Rivelli had filed a claim in an “unknown” amount, and Mr. Burke filed a $300,000 estimated claim.

On January 31, 2007 the Company applied for relief from compliance with its reporting obligations to the Division of Corporation Finance of the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934.  In March 2007, the Division advised the Company that its request for relief would be denied and therefore the Company’s reporting obligations must be met.  The Company’s management expected to receive such relief, and as a result made no provision for the preparation of an Annual Report on Form 10-K for the year ended December 31, 2006.  Presently, the Company is working toward the preparation of the Annual Report on Form 10-K and has accrued this month in the accompanying financial statements $140,000.00 for the estimated expenditures to complete the work.  On April 3, 2007, the Company filed Form 12b-25 with the U.S. Securities and Exchange Commission indicating the 2006 Form 10-K could not be timely filed.

Rev. 10/1/04

Fischer Imaging Corporation	Case No. 06-15611
Bank Reconciliation - USB Account
March 31, 2007

Bank Accounts
Operating Acct # 103658224003		30,884.99

Total Bank Balances		30,884.99

Outstanding accounts payable checks	Outstanding cks.	(4,116.41)

Deposit in Transit		—

Adjusted Bank Balance		26,768.58

Balance Per General Ledger (11-0000-111210)		26,768.57
Timing Difference to General Ledger Bank Balance:

Adjusted Balance Per General Ledger		26,768.57

Difference over(under) bank		(0.01)

SUMMARIZED LIST OF OUTSTANDING CHECKS	Case No. 06-15611
OPERATING ACCOUNT

Ck. Nmbr	Date	Voids	Outstanding
100221	3/9/2007		165.15
100230	3/14/2007		1,000.00
100233	3/14/2007		100.00
100234	3/14/2007		104.23
100235	3/14/2007		25.00
100237	3/21/2007		375.00
100238	3/21/2007		1,125.00
100242	3/31/2007		1,222.03

			4,116.41